UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2025
Nikola Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38495 (Commission File Number)	82-4151153 (I.R.S. Employer Identification No.)
    4141 E Broadway Road
    Phoenix, AZ    85040
    (Address of principal executive offices)    (Zip Code)

(480) 581-8888
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKLA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, on February 19, 2025, Nikola Corporation (the “Company”) was notified by the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) that Nasdaq will delist the Company’s common stock, $0.0001 par value per share. The trading of the Company’s common stock on Nasdaq was suspended at the opening of business on February 26, 2025.
On March 24, 2025, the Company’s Board of Directors approved the voluntarily delisting of the Company’s common stock from Nasdaq and deregistration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). On March 24, 2025, the Company delivered notice to Nasdaq that the Company intends to voluntarily delist its common stock from Nasdaq.
The Company expects to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about April 3, 2025 to effect the voluntary delisting of the common stock under Section 12(b) of the Exchange Act, and the delisting will be effective on or about the opening of business on April 14, 2025, ten days after the filing of the Form 25. Following the effectiveness of the delisting, the Company intends to file a Form 15 with the SEC to suspend the Company’s Exchange Act reporting obligations.
Safe Harbor Statement
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws including, but not limited to, statements about: the Company’s intent to file a Form 25 and Form 15 with the SEC, and the expected timing thereof. Forward-looking statements involve risks and uncertainties that may cause actual results or performance to differ materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: risks involved with the timing and outcome of the bankruptcy filing; the length of time that the Company will operate under Chapter 11 of the Bankruptcy Code and the continued availability of operating capital during such pendency; the impact of the bankruptcy filing and expected filings of Form 25 and Form 15 on the trading price and volatility of the Company’s common stock; the timing or amount of any distributions, if any, to the Company’s stakeholders; and the other factors discussed in the Company’s reports, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and subsequent reports filed with the SEC. All forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K . The Company undertakes no duty or obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2025

NIKOLA CORPORATION

	By:	/s/ Britton M. Worthen
Britton M. Worthen
Chief Legal Officer